SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement	[_]	Soliciting Material Under Rule
[_]	Confidential, For Use of the		14a-12
Commission Only (as permitted
by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials

BLACKROCK MUNICIPAL BOND TRUST (BBK)

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (BZA)

BLACKROCK FLORIDA MUNICIPAL BOND TRUST (BIE)

BLACKROCK MARYLAND MUNICIPAL BOND TRUST (BZM)

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (BLJ)

BLACKROCK NEW YORK MUNICIPAL BOND TRUST (BQH)

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (BHV)

     BLACKROCK MUNICIPAL BOND TRUST
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
BLACKROCK FLORIDA MUNICIPAL BOND TRUST
BLACKROCK MARYLAND MUNICIPAL BOND TRUST
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
BLACKROCK NEW YORK MUNICIPAL BOND TRUST
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2006

                    Notice is hereby given to the shareholders of each BlackRock closed-end fund listed above (collectively, the “Trusts”) that:

                    A Joint Special Meeting of Shareholders of the Trusts (the “Special Meeting”) will be held at BlackRock, 40 E. 52nd Street, 4th Floor, Boardroom, New York, New York, on Wednesday, November 15, 2006, at 10:30 a.m. (New York City time). The Special Meeting is being held for the following purposes:

1.	For shareholders of each Trust to approve a new investment management agreement.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “TRUSTEES” OR THE “BOARD”) OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

                    We encourage you to contact The Altman Group toll-free at 1-800-820-2412 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

                    The Board of each Trust has fixed the close of business on September 29, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Special Meeting.

By order of the
Board of each Trust

Vincent B. Tritto, Secretary of each Trust
New York, New York
October 16, 2006

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD OR VOTE BY INTERNET OR TELEPHONE TODAY.

2

     BLACKROCK MUNICIPAL BOND TRUST
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
BLACKROCK FLORIDA MUNICIPAL BOND TRUST
BLACKROCK MARYLAND MUNICIPAL BOND TRUST
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
BLACKROCK NEW YORK MUNICIPAL BOND TRUST
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

PROXY STATEMENT
FOR
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2006

                    This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Shareholders (“Notice of Special Meeting”). Much of the information in this joint proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact The Altman Group toll-free at 1-800-820-2412 from 9:00 a.m. to 6:00 p.m. (New York City time).

                    This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Trustees” or the “Board”) of each BlackRock closed-end fund listed above (collectively, the “Trusts”) of proxies to be voted at the Joint Special Meeting of Shareholders of the Trusts to be held on Wednesday, November 15, 2006, and any adjournment or postponement thereof (the “Special Meeting”). The Special Meeting will be held at BlackRock, 40 E. 52nd Street, 4th Floor, Boardroom, on November 15, 2006, at 10:30 a.m. (New York City time). This Proxy Statement, the Notice of Special Meeting and the enclosed proxy cards are first being sent to the Trusts’ shareholders on or about October 16, 2006.

                    For the sake of convenience and clarity, individual Trusts are identified throughout this Proxy Statement by their trading symbols. A list of the Trusts setting forth each Trust’s full name and trading symbol is set forth below:

Name	Trading Symbol

BlackRock Municipal Bond Trust	BBK
BlackRock California Municipal Bond Trust	BZA
BlackRock Florida Municipal Bond Trust	BIE
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New York Municipal Bond Trust	BQH
BlackRock Virginia Municipal Bond Trust	BHV

Questions and Answers About our Special Meeting

The following questions and answers provide brief answers to frequently asked questions concerning our Special Meeting. These questions and answers do not, and are not intended to, address all questions that may be important to you. You should read the remainder of this Proxy Statement carefully, including all of the appendices.

*           WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

                                BlackRock, Inc. (“BlackRock”) is the parent company of each Trust’s investment advisor and sub-advisor. BlackRock Advisors, LLC (the “Advisor”) is the investment advisor for each Trust. BlackRock Financial Management, Inc. (the “Sub-Advisor”) is the sub-advisor for each Trust. The Advisor and the Sub-Advisor sometimes are referred to herein collectively as the “Advisors.” On September 29, 2006, Merrill Lynch & Co., Inc. (“Merrill Lynch”) contributed its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, one of the largest publicly traded investment management firms in the United States and the parent company of the Advisor, to form a new asset management company that is one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion of assets under management (the “Transaction”). The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. Although BlackRock has informed the Trustees that it does not believe the Transaction caused an assignment of the Trusts’ current investment management agreements or sub-advisory agreements under the Investment Company Act of 1940 (the “1940 Act”), it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each current agreement. Due to this uncertainty, each Trust submitted a new investment management agreement and new sub-advisory agreement to its shareholders at a shareholder meeting on August 23, 2006 (the “August Shareholder Meeting”) to prevent any potential disruption in the Advisor’s and the Sub-Advisor’s ability to continue to provide services to the Trusts after completion of the Transaction. The agreements were approved by shareholders at that August Shareholder Meeting, with at least 89% of the shareholders of each Trust that voted at the August Shareholder Meeting voting “FOR” the new investment management agreements.

                                A new joint Special Meeting of shareholders will be held for each Trust set forth on the cover of this Proxy Statement on November 15, 2006, because some of the information that was included in the proxy statement used for the August Shareholder Meeting (the “August Proxy Statement”) was incorrect due to typographical errors. Although the August Proxy Statement clearly stated numerous times that the management fee paid by each Trust to the Advisor would not change as a result of the Transaction, Appendix E of the August Proxy Statement incorrectly stated the new management fee paid to the Advisor by each Trust (other than BBK) would change after the completion of the Transaction. In the case of BBK, Appendix E of the August Proxy Statement also incorrectly set forth the management fee both before and after the completion of the Transaction. Although BlackRock believes that it is likely that shareholders understood that the management fee for each Trust would not change as a result of the Transaction (because the weight of the disclosure in the August Proxy Statement indicated as much), BlackRock asked the Board of each Trust to call a new shareholder meeting to correct any misunderstanding the August Proxy Statement may have created.

*	HOW DOES THE NEW INVESTMENT MANAGEMENT AGREEMENT PROPOSED AT THIS MEETING DIFFER FROM THE AGREEMENT APPROVED AT THE AUGUST 23, 2006 MEETING?

                                The terms of the investment management agreements proposed at this Special Meeting are identical to the investment management agreements approved at the August Shareholder Meeting, except that the investment management fee referred to in Appendix E of the August Proxy Statement has been corrected as set forth in Appendix D of this Proxy Statement.

*           WHAT AM I BEING ASKED TO VOTE “FOR” IN THIS PROXY?

                                You are being asked to vote in favor of a proposal to approve a new investment management agreement with the Advisor for your Trust. The new investment management agreement will take effect upon receipt of shareholder approval.

*           WHO IS ASKING FOR YOUR VOTE?

                                The enclosed proxy is solicited by the Board of each Trust for use at the Special Meeting to be held on Wednesday, November 15, 2006, and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting. The Notice of Special Meeting, the proxy and this Proxy Statement are being mailed on or about October 16, 2006.

*           HOW DOES THE BOARD SUGGEST I VOTE IN CONNECTION WITH THE NEW INVESTMENT MANAGEMENT AGREEMENT?

                                After careful consideration, the Board of each Trust, including the Independent Trustees (as defined herein), unanimously recommends that you vote “FOR” the approval of the new investment management agreement.

*           WILL MY VOTE MAKE A DIFFERENCE?

                                Yes! Your vote is important and is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Trust.

*           IS THE TRUST PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THESE PROXY MATERIALS?

                                 No, all costs will be borne by the Advisor or its affiliates whether or not the proposal is successful.

*           WHOM DO I CALL IF I HAVE QUESTIONS?

                                If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call The Altman Group toll-free at 1-800-820-2412 from 9:00 a.m. to 6:00 p.m. (New York City time).

*           HOW DO I VOTE MY SHARES?

                                You can vote your shares by attending the Special Meeting, or if you do not expect to attend, by completing and signing the enclosed proxy card(s), and mailing it or them in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

                                A proxy card is enclosed with respect to each Trust in which you own shares. If you own shares in more than one Trust, please complete EACH enclosed proxy card in full. Properly executed proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Except as otherwise described below, properly executed proxy cards that do not give specific direction with respect to specific proposal will be voted “FOR” Proposal 1 and in the best judgment of the named proxies as to any other matters.

                                Votes cast in person or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting with respect to each Trust. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

                                In the event that a quorum is not present at the Special Meeting with respect to one or more Trusts, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such Trusts to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the respective Trust represented at the Special Meeting in person or by proxy. In the event a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders. In the event a quorum is present, but sufficient votes to approve a proposal are not received, the persons named as proxies will vote those proxies “FOR” adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders, provided that they will vote “AGAINST” adjournment for any shares that had voted against the proposal. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

                                Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) may take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal. If any other business is brought before your Trust’s Special Meeting, your shares will be voted at your proxy holder’s discretion.

                                Some broker-dealers are affiliates of BlackRock and Merrill Lynch and therefore have an interest in the outcome of the voting on the new investment management agreements in Proposal 1 and stand to benefit if this proposal is approved. With respect to any shares for which a BlackRock- or Merrill Lynch-affiliated service organization that is not a member of the NYSE (such as a bank or other entity acting as a trustee) is the holder of record and for which it does not receive voting instructions from its customers, such service organization may to the extent permitted by law vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

                                If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your shares to be voted.

*           MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY?

                                Yes. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy or by attending and voting at the Special Meeting.

*           WHO IS ELIGIBLE TO VOTE?

                                Shareholders of record of each Trust at the close of business on September 29, 2006 are entitled to be present and to vote at the Special Meeting or any adjourned or postponed meeting. Each common share and each preferred share, if any, is entitled to one vote.

*           HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

                                Appendix B of this Proxy Statement sets forth the number of outstanding shares for each Trust at the close of business on September 29, 2006.

*           WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSAL BEING VOTED ON AT THE SPECIAL MEETING?

                                The holders of a majority of outstanding common shares and preferred shares, taken together, of each Trust present at the Special Meeting in person or by proxy will constitute a quorum for the proposal.

*           WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

                                To become effective with respect to a particular Trust, a new management agreement must be approved by a vote of a majority of the outstanding voting securities of that Trust. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Trust entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon. If the shareholders of a Trust do not approve its new management agreement, the management agreement approved at the August Shareholder Meeting for the Trust will remain in effect.

*           WHY DOES THIS PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

                                The Trusts are voting on a similar proposal and it is cost-efficient to have a joint proxy statement and one special meeting. In the event that any shareholder present at the Special Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust’s meeting to a time immediately after the Special Meeting so that such Trust’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective proposal relating to their Trust. In any event, an unfavorable vote on the proposal by the shareholders of one Trust will not affect the implementation of the proposal by another Trust if the proposal is approved by the shareholders of that Trust.

*	WHY ARE THERE FEWER TRUSTS LISTED IN THIS PROXY STATEMENT THAN IN THE AUGUST PROXY STATEMENT?

                                The typographical errors in Appendix E of the August Proxy Statement only affected the Trusts listed in this new Proxy Statement. As a result, there is no need to hold a new shareholder meeting for the other Trusts.

*	WHY DOES THIS PROXY STATEMENT NOT CONTAIN A PROPOSAL RELATING TO THE SUB-ADVISORY AGREEMENTS FOR THE TRUSTS LIKE THE AUGUST PROXY STATEMENT?

                                There were no typographical errors in the August Proxy Statement with respect to the fee information for the Trusts’ sub-advisory agreements. As a result, there is no need to re-approve the sub-advisory agreements at the Special Meeting.

*	WHICH INVESTMENT MANAGEMENT AGREEMENT WILL BE IN EFFECT UNTIL THE NEW SHAREHOLDER MEETING?

                                After the August Shareholder Meeting, the Board of each Trust took additional action to ensure that the investment management agreement approved by shareholders of each Trust at the August Shareholder Meeting would take effect upon completion of the Transaction. As a result of these actions, an investment management agreement with a fee of 0.55% of average weekly managed assets will be in effect for each Trust until shareholders approve the new investment management agreements.

THE PROPOSAL: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT

*           DESCRIPTION OF THE TRANSACTION

                                On September 29, 2006, Merrill Lynch contributed its investment management business, MLIM, to BlackRock, one of the largest publicly traded investment management firms in the United States and the parent company of the Advisor, to form a new asset management company that is one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. The new company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch owns no more than 49.8% of the total capital stock of the new company on a fully diluted basis and it owns no more than 45% of the new company’s voting power, and The PNC Financial Services Group, Inc. (“PNC”), which previously held a majority interest in BlackRock, retains approximately 34% of the new company’s common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock’s board of directors.

                                Members of the Boards met on February 23, 2006, April 21, 2006 and May 23, 2006, for the purpose of, among other things, discussing the impact of the Transaction on the Advisor and the Trusts and considering whether it would be in the best interests of each Trust and its shareholders to approve a New Management Agreement between each Trust and the Advisor. From discussions at those Board meetings, and for the reasons discussed below (see “Board Considerations” below), the Boards, including a majority of the Board members who are not “interested persons” of the Trusts or the Advisor as defined in the 1940 Act (the “Independent Trustees”), unanimously approved an investment management agreement for each Trust for use after completion of the Transaction and unanimously recommended its approval by shareholders of the respective Trusts in order to assure continuity of investment advisory services to the Trusts after the Transaction. At the August Shareholder Meeting, those investment management agreements were approved by the shareholders of each Trust, with at least 89% of the shares voted at the August Shareholder Meeting voting in favor of the agreements.

                                After learning that the August Proxy Statement contained typographical errors relating to the Trusts, the Boards met on September 18, 2006 to consider reapproving investment management agreements for the Trusts with the correct fees. At that meeting, each Board approved calling a new shareholder meeting to resubmit the investment management agreements to the shareholders (the “New Management Agreements”). In addition, in order to ensure that the Advisor could continue to provide investment management services to the Trusts after the completion of the Transaction and before the new shareholder meeting can be held, the Boards ratified the investment management agreements approved at the August Shareholder Meeting (the “August Management Agreement”), with an effective fee for each Trust equal to the lower fee erroneously included in the August Proxy Statement.

*           SECTION 15(F) OF THE 1940 ACT

                                BlackRock and Merrill Lynch have agreed to conduct their respective businesses (and use reasonable best efforts to cause their respective affiliates) to enable the conditions of Section 15(f) of the 1940 Act to be true in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to the BlackRock funds to the extent it is determined the Transaction is an assignment under the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following completion of the Transaction, at least 75% of the investment company’s board of trustees or directors must not be “interested persons” (as defined in the 1940 Act) of the investment advisor or predecessor advisor. Each Trust currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such an advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

*           COMPARISON OF THE NEW MANAGEMENT AGREEMENTS TO THE OLD MANAGEMENT AGREEMENTS

                                Set forth below is a general description of the terms of the New Management Agreements and a comparison with the terms of the management agreements in effect prior to the completion of the Transaction (the “Old Management Agreements”). A copy of the form of New Management Agreement is included in this Proxy Statement as Appendix C and you should refer to Appendix C for the complete terms of the New Management Agreements.

                                Fees. The fees payable by each Trust under each New Management Agreement will be 0.65% of average weekly managed assets, the same as the fees payable by each Trust under each Old Management Agreement. It will not be the fee erroneously disclosed in the August Proxy Statement and included in the August Management Agreement. The fee schedule for investment management services for each Trust under each agreement is set forth in Appendix D.

                                Investment Management Services. In addition, the Advisor has assured the Board that it will continue to provide the same level of advisory and management services to each Trust under the New Management Agreements as provided under the Old Management Agreements. Each New Management Agreement provides that, subject to the supervision of the Board, the Advisor will regularly provide the Trusts with investment research, advice, management and supervision; will furnish a continuous investment program for the respective Trust consistent with its investment objectives, policies and restrictions; will determine from time to time what securities and other investments will be purchased, retained or sold by the Trusts; and will implement those decisions, all subject to the provisions of the Trust’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Board and disclosed to the Advisor. Each Old Management Agreement contains similar provisions.

                                Brokerage Transactions. As noted above, under each Trust’s New Management Agreement, the Advisor is authorized to place orders pursuant to its investment determinations for the purchase and sale of securities. These orders may be placed either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, each New Management Agreement states that the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may, subject to the approval of the Trust’s Board, select brokers on the basis of the research, statistical and pricing services they provide to a Trust and other clients of the Advisor or the Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the New Management Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of the Advisor and the Sub-Advisor to the Trust and their other clients and that the total commissions paid by each Trust will be reasonable in relation to the benefits to such Trust over the long-term. In no instance, however, will a Trust’s securities be purchased from or sold to the Advisor, the Sub-Advisor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Trust is affiliated. Each Old Management Agreement contains similar provisions, although it is silent on the Advisor’s use of affiliated brokers and dealers. The Old Management Agreements contain a provision permitting the Advisor to take into account the sale of shares of a Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers, provided certain requirements were satisfied. This provision has been omitted from the New Management Agreements.

                                Exclusivity of Services. Each Advisor’s services under the New Management Agreements are not deemed to be exclusive, and each Advisor is free to render similar services to others so long as its services under the New Management Agreements are not impaired. Each Old Management Agreement contains a similar provision.

                                Appointment of Sub-Advisors. Each New Management Agreement expressly states that the Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to any Trust. The Advisor may terminate any or all sub-advisors, in its sole discretion, at any time to the extent permitted by applicable law. Under current rules and SEC interpretations under the 1940 Act, the Advisor would be permitted, without shareholder approval, to hire and fire sub-advisors provided each sub-advisor was controlled by, controlling or under common control with the Advisor. The Old Management Agreements are silent on such authority.

                                Payment of Expenses. The New Management Agreements require the Advisor to bear all costs and expenses incurred in connection with its duties thereunder, except that the Board may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (including, without limitation, compliance matters) (other than the provision of investment advisory services) of all personnel employed by the Advisor who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor. Each Old Management Agreement contains similar provisions, but does not explicitly identify compliance matters.

                                Indemnity. The New Management Agreements require that each Trust, subject to the prior consent of the Board, including a majority of the Independent Trustees in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, indemnify the Advisor, its trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Trust, subject to certain limitations and conditions. Each Old Management Agreement contains similar provisions.

                                Limitation on Liability. Under each New Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Trust in connection with its performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. Each Old Management Agreement contains similar provisions.

                                Term and Continuance. If approved by shareholders of a Trust, the New Management Agreement for the Trust will terminate, unless sooner terminated as set forth therein, two years from the date of implementation, unless continuance is specifically approved by (i) the Board or (ii) a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust, provided that in either event the continuance is also approved by a majority of the Independent Trustees. Thereafter, if not terminated, each New Management Agreement will continue in effect from year to year if its continuance is re-approved annually as described above. The Old Management Agreements have similar provisions for their term and continuance, although the initial dates of the contracts differ, and the initial term has elapsed in most cases.

                                Termination. The New Management Agreement for each Trust provides that it may be terminated at any time without the payment of any penalty by the Trust upon not more than 60 days’ notice to the Advisor or by the Advisor upon not less than 60 days’ written notice to the Trust. A Trust may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Trust, accompanied by appropriate notice. Both the Old Management Agreement and the New Management Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). The Old Management Agreements contain similar termination provisions.

                                Choice of Law. Both the New Management Agreements and Old Management Agreements are governed by New York State law.

                                Use of BlackRock Name. Each New Management Agreement explicitly states that the Advisor has consented to the use by each Trust of the BlackRock name and that such consent is conditioned upon the employment of the Advisor as the investment advisor to such Trust. Under the New Management Agreements, the Advisor may require a Trust to cease using “BlackRock” in its name if such Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust. The Old Management Agreement contains similar provisions.

*	COMPARISON OF AUGUST MANAGEMENT AGREEMENTS TO THE NEW MANAGEMENT AGREEMENTS

                                The August Management Agreements are substantially identical to the New Management Agreements described above, except the management fee for each New Management Agreement is 0.65% of average weekly managed assets instead of the 0.55% of average weekly managed assets erroneously disclosed in the August Proxy Statement and included in the August Management Agreement. In addition, the Advisor has assured the Board that it will continue to provide the same level of advisory and management services to each Trust under the New Management Agreements as provided under the August Management Agreement. The fee schedule for investment management services for each Trust under each agreement is set forth in Appendix D.

*           BOARD CONSIDERATIONS

                                Under the 1940 Act, the continuation of each Trust’s investment management agreement generally is required to be approved annually by the Boards, including the Independent Trustees. At a meeting held on May 23, 2006, the Board of each Trust, including the Independent Trustees, met to consider the annual continuation of each Old Management Agreement. The Boards first considered the annual continuation of each Old Management Agreement without considering the impending Transaction because the Old Management Agreements needed to be reapproved whether or not the Transaction closes. Accordingly, it was appropriate to review each Old Management Agreement without considering the impending Transaction, and then to separately consider the impact of the Transaction on the Old Management Agreements.

                                At the meeting on May 23, 2006, the Board of each Trust, including the Independent Trustees, unanimously approved the continuance of each Old Management Agreement for each Trust and then approved a New Management Agreement for each Trust. At the meeting of the Board on September 18, 2006, the Board of each Trust, including the Independent Trustees, unanimously reapproved the New Management Agreement, unanimously approved resubmitting it to shareholders and unanimously ratified and approved the August Management Agreement.

Information Received by the Boards

                                To assist each Board in its evaluation of the Old Management Agreements, the Independent Trustees received information from BlackRock on or about April 22, 2006, which detailed, among other things: the organization, business lines and capabilities of the Advisors, including the responsibilities of various departments and key personnel and biographical information relating to key personnel; financial statements for BlackRock, PNC and each Trust; the advisory and/or administrative fees paid by each Trust to the Advisors, including comparisons, compiled by an independent third party, with the management fees of funds with similar investment objectives (“Peers”); the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; the expenses of BlackRock in providing the various services; non-investment advisory reimbursements and “fallout” benefits to BlackRock; the expenses of each Trust, including comparisons of the respective Trust’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and each Trust’s performance for the past one-, three-, five- and ten-year periods, when applicable, and each Trust’s performance compared to its Peers. This information supplemented the information received by each Board throughout the year regarding each Trust’s performance, expense ratios, portfolio composition, trade execution and compliance.

                                In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided a legal memorandum outlining, among other things, the duties of each Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties as well as factors to be considered by the boards in voting on advisory agreements.

                                The Independent Trustees reviewed this information and discussed it with independent counsel in executive session prior to the Board meeting. At the Board meeting on May 23, 2006, BlackRock made a presentation to and responded to additional questions from the Boards. After the presentations and after additional discussion, each Board considered each Old Management Agreement and, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the renewal of the Old Management Agreements. The Boards reconsidered these matters at their September 18, 2006 meeting.

Matters Considered by the Boards

The Old Management Agreements

                                In connection with their deliberations with respect to the Old Management Agreements, the Boards considered all factors they believed relevant with respect to each Trust, including the following: the nature, extent and quality of the services to be provided by the Advisors; the investment performance of each Trust; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Trusts; the extent to which economies of scale would be realized as the BlackRock closed-end fund complex grows; and whether BlackRock realizes other benefits from its relationship with the Trusts.

                                Nature and Quality of Investment Advisory and Sub-Advisory Services. In evaluating the nature, extent and quality of the Advisors’ services, each Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Trust, including narrative and statistical information concerning each Trust’s performance record and how such performance compares to each Trust’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Boards noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Boards. Each Board further considered the quality of the Advisors’ investment process in making portfolio management decisions. Given the Boards’ experience with BlackRock, the Boards noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of BlackRock. The Boards also noted that the formation of Portfolio Review Committees and a Compliance Committee had helped each Board to continue to improve their understanding of BlackRock’s organization, operations and personnel.

                                In addition to advisory services, the Independent Trustees considered the quality of the administrative or non-investment advisory services provided to the Trusts. In this regard, the Advisors provide each Trust with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Trusts) and officers and other personnel as are necessary for the operation of the respective Trust. In addition to investment management services, the Advisors and their affiliates provide each Trust with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Trust websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). The Boards considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

                                Investment Performance of the Trusts. As previously noted, the Boards received performance information regarding each Trust and its Peers. Among other things, the Boards received materials reflecting each Trust’s historic performance and each Trust’s performance compared to its Peers. More specifically, each Trust’s one-, three-, five- and ten-year total returns (when applicable) were evaluated relative to its respective Peers (including the performance of individual Peers as well as the Peers’ median performance).

                                The Boards reviewed a narrative analysis of the third-party Peer rankings, prepared by BlackRock at the Boards’ request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons. In evaluating the performance information, in certain limited instances, the Boards noted that the Peers most similar to a given Trust still would not adequately reflect such Trust’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Trust’s performance with that of its Peers. The Boards noted that each of the Trusts had performed better than or equal to the median of their Peers and benchmarks in each of the past one-, three- and five-year periods (if applicable).

                                After considering this information, the Boards concluded that the performance of each Trust, in light of and after considering the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust’s Old Management Agreement should be renewed.

                                Fees and Expenses. In evaluating the management fees and expenses that a Trust is expected to bear, the Boards considered each Trust’s management fee structure and the Trust’s expected expense ratios in absolute terms as well as relative to the fees and expense ratios of applicable Peers. In reviewing fees, each Board, among other things, reviewed comparisons of each Trust’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of the applicable Peers. The Boards also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the request of the Boards. This summary placed the rankings into context by analyzing various factors that affect these comparisons.

                                The Boards, noted that, of the seven Trusts with investment management agreements subject to approval at the meeting, BZA and BQH pay fees lower than or equal to the median fees paid by their Peers in each of (i) contractual management fees payable by a Trust prior to any expense reimbursements or fee waivers (“contractual management fees”), (ii) actual management fees paid by a Trust after taking into consideration expense reimbursements and fee waivers (“actual management fees”) and (iii) total expenses. The remaining five Trusts are worse than the median of their Peers in at least one of (a) contractual management fees, (b) actual management fees or (c) total expenses. The Board noted the following reasons why these five Trusts have contractual or actual management fees or total expenses higher than the median of their Peers:

•	De minimis. The Board of BBK noted that this Trust pays actual management fees and/or incurs total expenses that are lower than the median of its Peers. However, this Trust has contractual management fees that are one basis point higher than the median of its Peers.

•	Fee Waivers. The Boards of BIE, BZM, BLJ and BHV noted that these four Trusts have contractual fees that are higher than the median of their respective Peers. Nevertheless, these Trusts pay actual management fees and incur total expenses that are lower than the median, as they have a fee waiver structure in place through as late as 2012.

                                The Boards also compared the management fees charged to the Trusts by the Advisors to the management fees the Advisors charge other types of clients (such as open-end investment companies and separately managed institutional accounts). With respect to open-end investment companies, the management fees charged to the Trusts generally were higher than those charged to the open-end investment companies. The Boards also noted that the Advisors provide the Trusts with certain services not provided to open-end funds, such as leverage management in connection with the issuance of preferred shares, stock exchange listing compliance requirements, rating agency compliance with respect to the leverage employed by the Trusts and secondary market support and other services not provided to the Trusts, such as monitoring of subscriptions and redemptions. With respect to separately managed institutional accounts, the management fees for such accounts were generally lower than those charged to the comparable Trusts. The Boards noted, however, the various services that are provided and the costs incurred by the Advisors in managing and operating the Trusts. For instance, the Advisors and their affiliates provide numerous services to the Trusts that are not provided to institutional accounts including, but not limited to: preparing shareholder reports and communications, including annual and semi-annual financial statements; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; income monitoring; expense budgeting; preparing proxy statements; and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). Further, the Boards noted the increased compliance requirements for the Trusts in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts.

                                In connection with the Boards’ consideration of this information, the Boards reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to each Trust, the Boards concluded that the fees paid and expenses incurred by each Trust under its Old Management Agreements supports a conclusion that each Trust’s Old Management Agreements should be renewed.

                                Profitability. The Trustees also considered BlackRock’s profitability in conjunction with their review of fees. The Trustees reviewed BlackRock’s revenues, expenses and profitability margins on an after-tax basis. In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Trustees also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Boards also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

                                The Boards recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Boards considered BlackRock’s pre-tax profit margin compared to the pre-tax profitability of various publicly traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results. The comparison indicated that BlackRock’s pre-tax profitability was in the second quartile of the fifteen companies compared (including BlackRock), with the most profitable quartile being ranked first and the least profitable quartile being ranked fourth.

                                In evaluating the reasonableness of the Advisors’ compensation, the Boards also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services. The Boards noted that these payments were less than the Advisors’ costs for providing these services. The Boards also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive that are attributable to their management of the Trusts.

                                In reviewing each Trust’s fees and expenses, the Boards examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trusts’ fee structures, for example through the use of breakpoints. In this connection, the Boards reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints, as closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently, consistent with its own investment objectives. The Boards also noted that the one registered closed-end investment company managed by BlackRock has a breakpoint in its fee structure, but that fund that was inherited by BlackRock when it took over managing the fund from another manager and that BlackRock simply retained the structure it inherited. The information also revealed that only one closed-end fund complex used a complex-level breakpoint structure, and that this complex generally is homogeneous with regard to the types of funds managed and is about four times as large as the Trusts’ complex.

                                The Boards concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust’s Old Management Agreements should be renewed.

                                Other Benefits. In evaluating fees, the Boards also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Trusts. The Trustees, including the Independent Trustees, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Trusts, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Trusts’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Boards also considered the unquantifiable nature of these potential benefits.

                                Miscellaneous. During the Boards’ deliberations in connection with the Old Management Agreements, the Boards were aware that the Advisor pays compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of many of its closed-end funds, and to employees of the Advisors’ affiliates that participated in the offering of such funds. The Boards considered whether the management fee met applicable standards in light of the services provided by the Advisors, without regard to whether the Advisors ultimately pay any portion of the anticipated compensation to the underwriters.

                                Conclusion with respect to the Old Management Agreements. In reviewing the Old Management Agreements without considering the impending Transaction, the Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees, including the Independent Trustees, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Trust, was acceptable for each Trust and supported the Trustees’ conclusion that the terms of each Old Management Agreement were fair and reasonable, that the respective Trust’s fees are reasonable in light of the services provided to the respective Trust, and that each Old Management Agreement should be approved.

          The New Management Agreements

                                Consequences of the Transaction. On February 23, 2006, April 21, 2006, May 23, 2006, August 23, 2006 and September 18, 2006, members of BlackRock management made presentations on the Transaction to the Trustees and the Trustees discussed with management and amongst themselves management’s general plans and intentions regarding the Trusts, including the preservation, strengthening and growth of BlackRock’s business and its combination with MLIM’s business. The Boards also inquired about the plans for and anticipated roles and responsibilities of certain BlackRock employees and officers after the Transaction. The Independent Trustees also met in executive session to discuss the Transaction. After these meetings, BlackRock continued to update the Boards with respect to its plans to integrate the operations of BlackRock and MLIM and the potential impact of those plans on the Trusts as those plans were further developed.

                                At the Board meeting on May 23, 2006, after considering and approving the Old Management Agreements, the Boards (including the Independent Trustees) then considered the information received at or prior to the meeting and the consequences of the Transaction to each Trust, including, among other things:

                                  (i) that BlackRock, MLIM and their investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock advised the Boards that in connection with the completion of the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Furthermore, these combination processes will result in changes to the portfolio management teams for each of the Trusts;

                                 (ii) that BlackRock advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Trusts and their shareholders by the Advisors, including compliance services;

                                 (iii) that BlackRock advised the Boards that it has no present intention to alter the expense waivers and reimbursements currently in effect for certain of the Trusts;

                                  (iv) the experience, expertise, resources and performance of MLIM that will be contributed to BlackRock after the closing of the Transaction and their anticipated impact on BlackRock’s ability to manage the Trusts;

                                 (v) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

                                 (vi) the potential effects of regulatory restrictions on the Trusts as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

                                 (vii) the fact that each Trust’s aggregate investment advisory and sub-advisory fees payable under the New Management Agreements and the Old Management Agreements are identical; (at the September 18, 2006, meeting, the Boards also considered that the fee in the August Management Agreement was approved due to the typographical errors in the August Proxy Statement to ensure that the Advisor continues to provide investment management services to the Trusts);

                                 (viii) the terms of the New Management Agreements, including the differences from the Old Management Agreements (see “Comparison of Old Management Agreements to the New Management Agreements” above); (at the September 18, 2006, meeting, the Boards also considered that the New Management Agreements are identical to the August Management Agreements except for the investment management fee);

                                 (ix) that the Trusts would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

                                 (x) that BlackRock and Merrill Lynch have agreed to conduct their respective businesses (and use reasonable best efforts to cause their respective affiliates to conduct their respective businesses) to enable the conditions of Section 15(f) to be true in relation to any registered investment companies advised by MLIM and registered under the 1940 Act and have agreed to the same conduct in relation to the BlackRock registered investment companies to the extent it is determined the Transaction is an assignment under the 1940 Act.

                                Nature and Quality of Investment Advisory and Sub-Advisory Services. The Boards considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the Advisors, the potential implications of regulatory restrictions on the Trusts following the Transaction and the ability of the Advisors to perform their duties after the Transaction. The Boards considered that the services to be provided and the standard of care under the New Management Agreements are the same as under the Old Management Agreements and the August Management Agreements. The Boards also considered statements by management of BlackRock that, in connection with integrating the operations of the Advisors and MLIM, the objective was to preserve the best of both organizations in order to enhance BlackRock’s ability to provide investment advisory services following completion of the Transaction.

                                The Boards noted that it is impossible to predict with certainty the impact of the Transaction on the nature, quality and extent of the services provided by the Advisors to the Trusts, but concluded based on the information currently available and in light of all of the current facts and circumstances, that the Transaction is likely to provide the Advisors with additional resources with which to serve the Trusts and was not expected to adversely affect the nature, quality and extent of the services to be provided to the Trusts and their shareholders by the Advisors and was not expected to materially adversely affect the ability of the Advisors to provide those services.

                                At the May 23, 2006 meeting of the Boards, BlackRock informed the Boards that, following completion of the Transaction, a team primarily comprised of MLIM professionals would manage the portfolios of the Trusts. At the August 23, 2006 meeting of the Boards, the MLIM portfolio management team was introduced to the Boards and presented to the Boards information relating to the team’s members, investment style and philosophy and performance history. Upon the completion of the Transaction, the persons set forth on Appendix A assumed primary responsibility for the Trusts set forth opposite their names and the below team members now generally oversee investment policies for the Trusts. This team is one of the largest managers of municipal debt with approximately $65.8 billion in assets under management as of June 30, 2006, including 31 closed-end investment companies with $15.9 billion in assets, $8 billion in retail separate accounts and nine open-end mutual funds with $3.9 billion in assets. The team members are:

•	Robert A. DiMella. Mr. DiMella has been a Managing Director of MLIM since 2004 and was a Director from 2002 to 2004. He has been a portfolio manager with MLIM since 1993.

•	William R. Bock. Mr. Bock has been a Director of MLIM since 2005, and was a Vice President from 1989 to 2005. Mr. Bock has been a portfolio manager with MLIM since 1989.

•	Timothy T. Browse. Mr. Browse has been a Vice President (Municipal Tax-Exempt Fund Management) of and portfolio manager with MLIM since 2004. He was also Vice President, Portfolio Manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003.

•	Theodore R. Jaeckel, Jr., CFA. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997. Mr. Jaeckel has been a portfolio manager with MLIM since 1991.

•	Walter C. O’Connor. Mr. O’Connor has been a Managing Director of MLIM since 2003, was a Director of MLIM from 1998 to 2003 and was a Vice President of MLIM from 1992 to 1998. He has been a portfolio manager with MLIM since 1991.

•	Robert D. Sneeden. Mr. Sneeden has been a Vice President of MLIM since 1998 and was an Assistant Vice President from 1994 to 1998. Mr. Sneeden has been a portfolio manager with MLIM since 1994.

                                Investment Performance of the Trusts. The Boards examined MLIM’s investment performance with respect to its closed-end funds. The Boards noted the Advisors’ and MLIM’s considerable investment management experience and capabilities. The Boards considered this information together with the level of services expected to be provided to the Trusts. Although the Boards noted that it is impossible to predict the effect, if any, that consummation of the Transaction would have on the future performance of the Trusts, the Boards concluded that the information currently available, in light of all of the current facts and circumstances, supported approving the New Management Agreements.

                                Fees. The Boards noted that the fees payable by the Trusts under the New Management Agreements are identical to the fees payable under the Old Management Agreements. The Boards also considered the fees paid by the MLIM closed-end funds. In light of (i) the Boards’ approval of the fees paid by each Trust pursuant to the Old Management Agreements at the May 23, 2006 meeting, (ii) the fact that the fee in each August Management Agreement is the result of a typographical error in the August Proxy Statement, (iii) the fact that no change to the fees paid by any Trust was proposed solely as a result of the Transaction, and (iv) the Boards’ conclusion with respect to the services expected to be provided to the Trusts under the New Management Agreements. The Boards concluded that the fee structure under the New Management Agreements was reasonable.

                                Profitability. Management of the Advisors stated to the Boards that, following the Transaction, the current intention is to continue to determine profitability and report profitability to the Boards in the same way as they did prior to the Transaction, subject to management’s desire to preserve the best practices of MLIM. Management of the Advisors stated that any changes in the methods used to determine profitability and report profitability to the Boards would be discussed with the Boards. The Boards considered the potential for increased economies of scale as a result of the Transaction and whether any economies of scale should be reflected in the Trusts’ fee structures. The Boards also considered that the process of integrating the operations of the Advisors and MLIM was in the early stages and that considerable expense would be incurred in connection with integrating such operations, all of which made it difficult to conclude that economies of scale would be realized as a result of the Transaction. In light of the foregoing, the Boards concluded that, at this time, no changes were necessary to the fee structure of the Trusts as a result of the Transaction.

                                Other Benefits. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Management Agreements, the Boards considered whether the Transaction would have an impact on the ancillary benefits received by the Advisor by virtue of the Old Management Agreements. Based on its review of the materials provided, including materials received in connection with its approval of the continuance of each Old Management Agreement earlier at the May 23, 2006 meetings of the Boards and its discussions with the Advisors, the Boards noted that such benefits were difficult to quantify with certainty at this time and indicated that it would continue to evaluate them going forward.

                                Conclusion with respect to the New Management Agreements. The Trustees did not identify any single consequence of the Transaction discussed above as all-important or controlling. The Boards determined that all of the factors referred to in their evaluation of the Old Management Agreements described above under “Matters Considered by the Boards – The Old Management Agreements” are applicable to the evaluation of the New Management Agreements and, together with the fact that the August Management Agreement was adopted as a result of a typographical error in the August Proxy Statement, concluded that these factors, in light of all the other factors and all of the facts and circumstances applicable to each Trust, were acceptable for each Trust and supported the Trustees’ conclusion that the terms of each New Management Agreement were fair and reasonable, that the fees in each New Management Agreement are fair and reasonable in light of the services provided to the respective Trust and that each New Management Agreement should be approved.

*           HOW DO THE TRUSTEES RECOMMEND I VOTE ON THIS PROPOSAL?

                                THE BOARD OF EACH TRUST HAS APPROVED SUBMITTING THIS PROPOSAL TO THE SHAREHOLDERS OF EACH TRUST. THE TRUSTEES OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE EACH NEW MANAGEMENT AGREEMENT UNDER THIS PROPOSAL.

* * * * *

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

                                The cost of soliciting proxies will be borne by the Advisor or its affiliates and not the Trusts. Certain officers, directors and employees of each of the Trusts and the Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809 (none of whom will receive additional compensation therefore) may solicit proxies by telephone or mail. Also, the Advisor or its affiliates may employ The Altman Group as proxy solicitor, the cost of which will be approximately $36,500 and will be borne by the Advisor or its affiliates.

                                All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy or by attending and voting at the Special Meeting. Abstentions will be counted as shares present at the Special Meeting and will have the same effect as a negative vote.

                                The Board of each Trust has fixed the close of business on September 29, 2006 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Special Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

SECURITY OWNERSHIP OF MANAGEMENT

                                As of September 29, 2006, the Trustees and officers of each Trust owned, in the aggregate, less than 1% of each Trust’s outstanding shares.

INVESTMENT ADVISOR

                                The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, which is one of the world’s largest publicly traded investment management firms. As of June 30, 2006, the combined pro forma assets under management of BlackRock and MLIM were USD 1.046 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors. Headquartered in New York City, the firm has over 4,500 employees in 18 countries and a major presence in key global markets, including the U.S., Europe, Asia, Australia and the Middle East.

                                Additional information with respect to the Advisor and its affiliates is included in the appendices to this proxy statement. Appendix E sets forth information with respect to fees paid by the Trusts to the Advisor, the Sub-Advisor and their affiliates during each Trusts’ last fiscal year. Appendix F sets forth fees paid by the Trusts to Merrill Lynch and its affiliates. Appendix G lists the directors and principal executive officers of the Advisor. Appendix H sets forth the management fees paid to the Advisor by registered investment companies with investment objectives similar to the Trusts.

PRINCIPAL EXECUTIVE OFFICES

                                The principal executive office of each Trust is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PRINCIPAL SHAREHOLDERS

                                As of September 29, 2006, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except as set forth in the following table:

		AMOUNT OF
	NAME & ADDRESS OF BENEFICIAL	BENEFICIAL
TRUST	OWNER	OWNERSHIP	PERCENT OF CLASS

BQH	First Trust Portfolios L.P.	147,145	5.4
	1001 Warrenville Road
	Lisle, Illinois 60532

BZA	First Trust Portfolios L.P.	188,601	5.6
	1001 Warrenville Road
	Lisle, Illinois 60532

                                With respect to the above chart, all shares are common shares.

FINANCIAL STATEMENTS AND OTHER INFORMATION

                                EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST’S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, LLC, 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809 (TELEPHONE NUMBER (800) 882-0052).

                                Performance and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at www.blackrock.com. This reference to BlackRock’s website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this Proxy Statement.

PRIVACY PRINCIPLES OF THE TRUSTS

                                The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

                                Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

                                The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

                                Shareholder proposals intended for inclusion in the Trust’s Proxy Statement in connection with the Trusts’ 2007 annual meetings of shareholders, pursuant to Rule 14a-8 under the 1934 Act, must be received by a Trust at such Trust’s principal executive offices by December 20, 2006. In order for proposals made outside of Rule 14a-8 under the 1934 Act to be considered “timely” within the meaning of Rule 14a-4(c) under the 1934 Act, such proposals must have been received by a Trust at the Trust’s principal executive offices not later than March 3, 2006.

OTHER MATTERS

                                Management of the Trusts know of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Advisors, 40 East 52nd Street, New York, New York, for inspection by any shareholder during regular business hours beginning five days prior to the date of the Meeting.

                                Failure of a quorum to be present at the Special Meeting with respect to any Trust will necessitate adjournment of the meeting for such Trust. The chairman of the Special Meeting or persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any proposal with respect to any Trust if they determine that adjournment and further solicitation is reasonable and in the best interests of such Trust. Under each Trust’s Declaration of Trust or Articles of Incorporation, as the case may be, a shareholder meeting may be adjourned up to 120 days after the record date of September 29, 2006, without setting a new record date.

                                Please note that only one annual statement or Proxy Statement may be delivered to two or more shareholders of a Trust who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy of such documents if multiple copies are received, shareholders should contact the applicable Trust at the address and phone number set forth above.

                                Please vote promptly by completing, signing and dating the enclosed proxy card(s) and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Very truly yours,

RALPH L. SCHLOSSTEIN
Chairman

ROBERT S. KAPITO
President
October 16, 2006

Appendix A

Portfolio Managers

Portfolio Manager	Portfolio(s) Managed
Walter C. O’Connor	BlackRock Municipal Bond Trust
BlackRock California Municipal Bond Trust
BlackRock Maryland Municipal Bond Trust
BlackRock New York Municipal Bond Trust
BlackRock Virginia Municipal Bond Trust

Robert D. Sneeden	BlackRock Florida Municipal Bond Trust

Theodore R. Jaeckel, Jr.	BlackRock New Jersey Municipal Bond Trust

Timothy T. Browse	BlackRock New York Municipal Bond Trust

Appendix B

Outstanding Shares

                                The following table sets forth the number of outstanding shares for each Trust at the close of business on September 29, 2006:

	Outstanding Shares of	Outstanding Shares of
Trust	Common Stock	Preferred Stock
BBK	10,209,803	3,620
BZA	3,367,447	1,199
BIE	3,317,307	1,191
BZM	2,024,834	720
BLJ	2,282,184	809
BQH	2,720,026	968
BHV	1,536,030	541

                                For each Trust in the above table, the class or classes of shares listed above are the only authorized class or classes of shares.

Appendix C

Form of New Management Agreement

FORM OF INVESTMENT MANAGEMENT AGREEMENT

                                AGREEMENT, dated [DATE], between [TRUST] (the “Trust”), a Delaware statutory trust, and BlackRock Advisors, LLC (the “Advisor”), a Delaware limited liability company.

                                WHEREAS, Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

                                WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

                                NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                                1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Trust with respect to the investment of the Trust’s assets and to supervise and arrange for the day-today operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

                                2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Trust. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Trust’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise continuously the investment program of the Trust and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust; and (iv) provide investment research to the Trust.

                                3. Duties and Obligations of Advisor with Respect to the Administration of the Trust. The

Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Advisor agrees to provide the following administrative services:

                                (a) Oversee the determination and publication of the Trust’s net asset value in accordance with the Trust’s policy as adopted from time to time by the Board of Trustees;

                                (b) Oversee the maintenance by the Trust’s Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

                                (c) Oversee the preparation and filing of the Trust’s federal, state and local income tax returns and any other required tax returns;

                                (d) Review the appropriateness of and arrange for payment of the Trust’s expenses;

                                (e) Prepare for review and approval by officers of the Trust, financial information for the Trust’s semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                                (f) Prepare for review by an officer of the Trust, the Trust’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form N-SAR, Form N-CSR, Form N-PX, Form N-Q, and such other reports, forms and filings, as may be mutually agreed upon;

                                (g) Prepare such reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust’s custodian, counsel or auditors;

                                (h) Prepare such information and reports as may be required by any stock exchange or exchanges on which the Trust’s shares are listed;

                                (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

                                (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust’s Custodian and Transfer and Dividend Disbursing Agent as the Board of Trustees may reasonably request or deems appropriate;

                                (k) Oversee and review calculations of fees paid to the Trust’s service providers;

                                (l) Oversee the Trust’s portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

                                (m) Consult with the Trust’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

                                (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

                                (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust’s dividend reinvestment plan;

                                (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

                                (q) Provide such assistance to the Custodian and the Trust’s counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

                                (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

                                (s) Respond to or refer to the Trust’s officers or transfer agent, any shareholder (including any potential shareholder) inquiries relating to the Trust; and

                                (t) Supervise any other aspects of the Trust’s administration as may be agreed to by the Trust and the Advisor.

                                All services are to be furnished through the medium of any trustees, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to the Trust, or assign all or a portion of this agreement to any of its affiliates. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

                                The Trust will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

                                4. Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust; and

                                  (b) In addition, the Advisor will:

                                  (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

                                  (ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust’s account are customers of the commercial department of its affiliates; and

                                  (iii) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

                                5. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

                                6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

                                7. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Advisor.

                                8. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Trustees of the Trust may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor.

                                9. Compensation of the Advisor. (a) The Trust agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to 0.65% of the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                                (b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

                                10. Indemnity. (a) The Trust may, with the prior consent of the Board of Trustees of the Trust, including a majority of the trustees of the Trust who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act), indemnify the Advisor, and each of the Advisor’s trustees, officers, employees, agents, associates and controlling persons and the trustees, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as trustee, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such

Indemnitee’s action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust, including a majority of the trustees of the Trust who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

                                (b) The Trust may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee-undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                                (c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

                                The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

                                11. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                                (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section 5.1 of Article V of the Declaration of Trust, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Trust.

                                12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

                                13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                                14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

                                15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

                                16. Use of the Name BlackRock. The Advisor has consented to the use by the Trust of the name or identifying word “BlackRock” in the name of the Trust. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Trust. The name or identifying word “BlackRock” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Trust to cease using “BlackRock” in the name of the Trust if the Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust.

                                17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

                                18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

                                IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

[TRUST]

By:

Name:
Title:

BLACKROCK ADVISORS, LLC

By:

Name:
Title:

Appendix D

Management Agreement Dates, Approvals and Fees

Dates and Approvals

		Old Management Agreement		August Management Agreement

		Date Last	Date Last Submitted		Date Last	Submitted for
	Date of	Approved by the	for Shareholder	Date of	Approved by the	Shareholder
Trust	Agreement	Board	Approval	Agreement	Board	Approval

BBK	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]
BZA	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]
BIE	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]
BZM	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]
BLJ	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]
BQH	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]
BHV	4/19/2002	5/23/2006	4/23/2002[1]	9/18/2006	9/18/2006	8/23/2006[2]

1	Submitted in connection with the formation of the Trust.

2	Submitted in connection with the Transaction.

Comparison of Fees

     The following table indicates amounts paid by each Trust to the Advisor during its last fiscal year when the Old Management Agreement was in effect, the amount that would have been paid had the New Management Agreement or the August Management Agreement been in effect and the difference expressed as a percentage of the fees that would have been paid under the August Management Agreement.

	Fees under Old
	Management	Fees under the
	Agreement and New	Erroneous August
	Management	Management
Trust	Agreement ($)*	Agreement ($)*	Percent Difference

BBK	889,796	635,569	40%
BZA	292,358	208,827	40%
BIE	290,511	207,508	40%
BZM	175,343	125,245	40%
BLJ	199,083	142,202	40%
BQH	235,304	168,075	40%
BHV	134,029	95,735	40%

_____________
*      After fee waivers and expense reimbursements, if any, which apply equally to each agreement. Unaudited.

* * * * *

SUMMARY OF TRUST FEES AND EXPENSES UNDER
THE OLD MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT

     The following tables show the estimated expenses of each Trust for the current fiscal year as a percentage of net assets attributable to common shares. The expenses shown in the table under “Other Expenses,” “Interest Expenses,” “Total Annual Expenses” and “Net Annual Expenses” are based on estimated amounts for each Trust’s current fiscal year, assuming a management fee of 0.65% of average weekly managed assets. The expenses set forth in these tables apply to each Trust under both the Old Management Agreement and the New Management Agreement.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	N/A
Dividend Reinvestment Plan Fees	None*

		Percentage of Net Assets Attributed to Common Shares**

Annual Expenses	BBK	BZA	BIE	BZM	BLJ	BQH	BHV

Management Fees	1.01%	1.01%	1.01%	1.02%	1.01%	1.02%	1.00%
Other Expenses	0.31%	0.41%	0.44%	0.56%	0.51%	0.51%	0.61%
Interest Expenses	0.01%	—	—	—	—	—	—
Total Annual Expenses***	1.33%	1.42%	1.45%	1.58%	1.52%	1.53%	1.61%
Fee and Expenses Waiver***	(0.47%)	(0.46%)	(0.47%)	(0.47%)	(0.46%)	(0.47%)	(0.46%)
Net Annual Expenses***	0.86%	0.96%	0.98%	1.11%	1.06%	1.06%	1.15%

*	You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

**	Stated as a percentage of each Trust’s managed assets, based on each Trust having issued preferred shares in an amount equal to approximately 38% of its capital, each Trust’s expenses would be as set out in the table below:

			Percentage of the Trust’s Managed Assets+

Annual Expenses	BBK	BZA	BIE	BZM	BLJ	BQH	BHV

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Other Expenses	0.21%	0.26%	0.28%	0.36%	0.33%	0.33%	0.39%
Interest Expenses	—	—	—	—	—	—	—
Total Annual Expenses***	0.86%	0.91%	0.93%	1.01%	0.98%	0.98%	1.04%
Fee and Expenses Waiver***	(0.30%)	(0.30%)	(0.30%)	(0.30%)	(0.30%)	(0.30%)	(0.30%)
Net Annual Expenses***	0.56%	0.61%	0.63%	0.71%	0.68%	0.68%	0.74%

	+	“Managed assets” means the total assets of each Trust minus the sum of accrued liabilities other than the aggregate indebtedness of the respective Trust constituting financial leverage.

***	The Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of each Trust in the following amounts expressed as a percentage of managed assets for each annual period ending on April 30 of the following years: 0.30% for 2007; 0.25% for 2008; 0.20% for 2009; 0.15% for 2010; 0.10% for 2011; and 0.05% for 2012. The Advisor has not agreed to waive any portion of its fees and expenses beyond April 30, 2012.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

     The following example illustrates the estimated expenses that you would pay on a $1,000 investment in common shares in each Trust, assuming (1) total net annual expenses of 0.86% for BBK, 0.96% for BZA, 0.98% for BIE, 1.11% for BZM, 1.06% for BLJ, 1.06% for BQH, and 1.15% for BHV and (2) a 5% annual return. In each case, expenses set forth above are expressed as a percentage of net assets attributed to common shares of the respective Trust in years 1 through 5 commencing in 2006(1).

	1 Year	3 Years	5 Years	10 Years

Total Expense Incurred(2)
BBK	$9	$30	$57	$144
BZA	10	33	62	155
BIE	10	34	63	158
BZM	11	38	70	172
BLJ	11	36	67	166
BQH	11	36	67	167
BHV	12	39	72	176

(1)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table for each Trust are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, each Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)	Assumes waiver of fees and expenses at the following rates as a percentage of managed assets for each annual period ending on April 30 of the following years: 0.30% for 2007; 0.25% for 2008; 0.20% for 2009; 0.15% for 2010; 0.10% for 2011; and 0.05% for 2012 and assumes that leverage remains approximately 38% of each Trust’s capital throughout the periods reflected. The Advisor has not agreed to waive any portion of its fees and expenses beyond April 30, 2012.

SUMMARY OF TRUST FEES AND EXPENSES UNDER
THE AUGUST MANAGEMENT AGREEMENT

     The following tables show the estimated expenses of each Trust for the current fiscal year as a percentage of net assets attributable to common shares. The expenses shown in the table under “Other Expenses,” “Interest Expenses,” “Total Annual Expenses” and “Net Annual Expenses” are based on estimated amounts for each Trust’s current fiscal year, assuming a management fee of 0.55% of average weekly managed assets.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	N/A
Dividend Reinvestment Plan Fees	None*

		Percentage of Net Assets Attributed to Common Shares**

Annual Expenses	BBK	BZA	BIE	BZM	BLJ	BQH	BHV

Management Fees***	0.85%	0.86%	0.86%	0.86%	0.85%	0.86%	0.85%
Other Expenses	0.31%	0.41%	0.43%	0.56%	0.52%	0.51%	0.60%
Interest Expenses	0.01%	—	—	—	—	—	—
Total Annual Expenses****	1.17%	1.27%	1.29%	1.42%	1.37%	1.37%	1.45%
Fee and Expenses Waiver****	(0.46%)	(0.47%)	(0.47%)	(0.47%)	(0.47%)	(0.47%)	(0.46%)
Net Annual Expenses****	0.71%	0.80%	0.82%	0.95%	0.90%	0.90%	0.99%

*	You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

**	Stated as a percentage of each Trust’s managed assets, based on each Trust issuing preferred shares in an amount equal to approximately 38% of its capital, each Trust’s expenses were as set out in the table below:

			Percentage of the Trust’s Managed Assets+

Annual Expenses	BBK	BZA	BIE	BZM	BLJ	BQH	BHV

Management Fees***	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Other Expenses	0.21%	0.26%	0.28%	0.36%	0.33%	0.33%	0.39%
Interest Expenses	—	—	—	—	—	—	—
Total Annual Expenses****	0.76%	0.81%	0.83%	0.91%	0.88%	0.88%	0.94%
Fee and Expenses Waiver****	(0.30%)	(0.30%)	(0.30%)	(0.30%)	(0.30%)	(0.30%)	(0.30%)
Net Annual Expenses****	0.46%	0.51%	0.53%	0.61%	0.58%	0.58%	0.64%

+ “Managed assets” means the total assets of the Trust minus the sum of accrued liabilities other than the aggregate indebtedness constituting financial leverage.

***	After the August Shareholder Meeting, the Board of each Trust took additional action to ensure that the Board and the shareholders will have approved the same contractual management fees. As a result of these actions, the contractual management fee for each Trust will be reduced to 0.55% of average weekly managed assets while shareholders are being solicited regarding the 0.65% fee rate originally approved by the Boards and then will either revert to the 0.65% fee rate previously in effect or remain at the 0.55% level depending on whether shareholders approve the New Management Agreement.

****	The Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of each Trust in the following amounts expressed as a percentage of managed assets for each annual period ending on April 30 of the following years: 0.30% for 2007; 0.25% for 2008; 0.20% for 2009; 0.15% for 2010; 0.10% for 2011; and 0.05% for 2012. The Advisor has not agreed to waive any portion of its fees and expenses beyond April 30, 2012.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

     The following example illustrates the estimated expenses that you would pay on a $1,000 investment in common shares in each Trust, assuming (1) total net annual expenses of 0.71% for BBK, 0.80% for BZA, 0.82% for BIE, 0.95% for BZM, 0.90% for BLJ, 0.90% for BQH, and 0.99% for BHV and (2) a 5% annual return. In each case, expenses set forth above are expressed as a percentage of net assets attributed to common shares of the respective Trust in years 1 through 5(1).

	1 Year	3 Years	5 Years	10 Years

Total Expense Incurred(2)
BBK	$7	$25	$48	$126
BZA	8	28	53	137
BIE	8	29	54	140
BZM	10	33	61	155
BLJ	9	31	59	149
BQH	9	31	59	149
BHV	10	34	63	158

(1)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table for each Trust are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, each Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)	Assumes waiver of fees and expenses at the following rates as a percentage of managed assets for each annual period ending on April 30 of the following years: 0.30% for 2007; 0.25% for 2008; 0.20% for 2009; 0.15% for 2010; 0.10% for 2011; and 0.05% for 2012 and assumes that leverage remains approximately 38% of each Trust’s capital throughout the periods reflected. The Advisor has not agreed to waive any portion of its fees and expenses beyond April 30, 2012.

Appendix E

Fees Paid to Advisor, Sub-Advisor and Affiliates

     The following table indicates amounts paid by each Trust to its Advisor, Sub-Advisor or an affiliate of the Advisor or Sub-Advisor during the Trusts’ last fiscal year.

Trust	Advisory Fee (after waivers and reimbursements, if any) ($)	Sub-Advisory Fee (after waivers and reimbursements, if any) ($)	Administration Fee ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers[3]	Percentage of Trusts’ Aggregate Brokerage Commissions Paid to Affiliated Brokers (identify broker and relationship)[3]
BBK	889,796	n/a1	n/a2	–	–
BZA	292,358	n/a1	n/a2	–	–
BIE	290,511	n/a1	n/a2	–	–
BZM	175,343	n/a1	n/a2	–	–
BLJ	199,083	n/a1	n/a2	–	–
BQH	235,304	n/a1	n/a2	–	–
BHV	134,029	n/a1	n/a2	–	–

1	The Advisor, and not any of the Trusts, is responsible for paying the Sub-Advisor from its investment management fee. The Sub-Advisor’s fees are not in addition to the investment management fee charged by the Advisor to each Trust.

2	The Investment Management Agreement and associated fee covers both investment advisory and administration services.

3	During each Trust’s last fiscal year, Merrill Lynch was not an affiliate of the Trusts or the Advisor. Merrill Lynch became an affiliate of the Advisor on September 29, 2006, when the Transaction was completed. See Appendix F for amounts paid to Merrill Lynch or brokers affiliated with Merrill Lynch during each Trust’s last fiscal year.

* * * * *

Appendix F

Fees Paid to Merrill Lynch and Affiliates

     The following table indicates amounts paid by each Trust (in the aggregate and as a percentage of aggregate brokerage fees) during its last fiscal year to Merrill Lynch or brokers affiliated with Merrill Lynch.

Trust	Aggregate Commissions Paid to Merrill Lynch or Affiliated Brokers ($)	Percentage of Trusts’ Aggregate Brokerage Commissions Paid to Merrill Lynch or Affiliated Brokers (%)	Broker-Dealer Fees Paid to Merrill Lynch or Affiliated Brokers for Auction Market Preferred Shares ($)
BBK	6,263	100.00%	28,557
BZA	2,234	100.00%	9,798
BIE	1,779	100.00%	5,969
BZM	1,103	100.00%	2,757
BLJ	1,577	100.00%	12,323
BQH	1,479	100.00%	8,665
BHV	965	100.00%	2,997

* * * * *

Appendix G

Principal Executive Officers of the Advisor

	Position with	Position(s) with
Name	the Advisor	the Trusts, if any
Laurence D. Fink	Chief Executive Officer	n/a
Ralph L. Schlosstein	President	Trustee/Chairman
Robert S. Kapito	Vice Chairman	Trustee/President
Steven Buller	Chief Financial Officer	n/a
Robert P. Connolly	General Counsel and Secretary	n/a
Susan Wagner	Chief Operating Officer	n/a
Bartholomew Battista	Chief Compliance Officer	Chief Compliance Officer

* * * * *

Appendix H

Other Registered Investment Companies Advised by Advisor

     The following table lists certain information regarding registered investment companies for which the Advisor provides investment advisory services, other than the Trusts, and that have investment objectives similar to at least one of the Trusts. All of the information below is given as of the end of the last fiscal year of each fund.

BlackRock Funds	Advisor/Sub-Advisor [1]	Net Assets ($)	Gross Advisory Fee
BlackRock Municipal Income Trust	BAI/ BFM	362,607,544	0.55%[5]
II2
BlackRock New York Municipal	BAI/ BFM	76,393,251	0.55%[5]
Income Trust II2
BlackRock California Municipal	BAI/ BFM	125,525,014	0.55%[5]
Income Trust II2
BlackRock California Municipal	BAI/ BFM	227,472,342	0.60%[5]
Income Trust[3]
BlackRock Municipal Income Trust[3]	BAI/ BFM	642,047,394	0.60%[5]
BlackRock Florida Municipal Income	BAI/ BFM	102,943,536	0.60%[5]
Trust[3]
BlackRock New Jersey Municipal	BAI/ BFM	117,739,444	0.60%[5]
Income Trust[3]
BlackRock New York Municipal	BAI/ BFM	193,457,251	0.60%[5]
Income Trust[3]
BlackRock Strategic Municipal Trust[4]	BAI/ BFM	113,683,860	0.60%[5]
BlackRock Investment Quality	BAI	260,493,873	0.35%[5]
Municipal Trust Inc.
BlackRock California Investment	BAI	14,298,607	0.35%[5]
Quality Municipal Trust Inc.
BlackRock Florida Investment	BAI	16,214,171	0.35%[5]
Quality Municipal Trust
BlackRock New Jersey Investment	BAI	14,580,758	0.35%[5]
Quality Municipal Trust Inc.
BlackRock New York Investment	BAI	19,642,982	0.35%[5]
Quality Municipal Trust Inc.
Tax-Free Income Portfolio	BAI / BFM	399,707,020	First $1 billion	0.500%
			$1 billion - $2 billion	0.450%[6]
			$2 billion - $3 billion	0.425%[6]
			Over $3 billion	0.400%[6]
New Jersey Tax-Free Income	BAI / BFM	172,727,966	First $1 billion	0.500%[6]
Portfolio			$1 billion - $2 billion	0.450%[6]
			$2 billion - $3 billion	0.425%[6]
			Over $3 billion	0.400%[6]

[1]	BlackRock Advisors, LLC, formerly BlackRock Advisors, Inc. (“BAI”), and BlackRock Financial Management, Inc. (“BFM”).

[2]	The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets for each annual period ending on July 31 of the following years: 0.15% for 2007, 0.10% for 2008 and 2009, and 0.05% for 2010 through 2012.

[3]	The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets for each annual period ending on July 31 of the following years: 20% for 2007, 0.15% for 2008, 0.10% for 2009 and 0.05% for 2010.

[4]	The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or expenses as a percentage of the weekly managed assets for each annual period ending on December 31 of the following years: 0.15% for 2006, 0.10% for 2007 and 0.05% for 2008.

[5]	As a percentage of managed assets.

[6]	As a percentage of net assets.

* * * * *

BlackRock Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 3 1	1 U P X	C O Y

001CD40001	00JSEA

Proxy - BlackRock Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 3 2	1 U P X	C O Y

001CD40001	00JSFA

Proxy - BlackRock Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 2 1	1 U P X	C O Y

001CD40001	00JSBA

Proxy - BlackRock California Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock California Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 2 2	1 U P X	C O Y

001CD40001	00JSDA

Proxy - BlackRock California Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 5 1	1 U P X	C O Y

001CD40001	00JSHA

Proxy - BlackRock Florida Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock Florida Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 5 2	1 U P X	C O Y

001CD40001	00JSIA

Proxy - BlackRock Florida Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Maryland Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 8 1	1 U P X	C O Y

001CD40001	00JSQA

Proxy - BlackRock Maryland Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock Maryland Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 8 2	1 U P X	C O Y

001CD40001	00JSRA

Proxy - BlackRock Maryland Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New Jersey Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 6 1	1 U P X	C O Y

001CD40001	00JSKA

Proxy - BlackRock New Jersey Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock New Jersey Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 6 2	1 U P X	C O Y

001CD40001	00JSLA

Proxy - BlackRock New Jersey Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 7 1	1 U P X	C O Y

001CD40001	00JSNA

Proxy - BlackRock New York Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 7 2	1 U P X	C O Y

001CD40001	00JSOA

Proxy - BlackRock New York Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Virginia Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Common Shares

A Proposal	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 0 1	1 U P X	C O Y

001CD40001	00JSTA

Proxy - BlackRock Virginia Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 15, 2006.
THANK YOU FOR VOTING

BlackRock Virginia Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Special Meeting Proxy Card - Preferred Shares

A Proposal

The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
1. To approve a new investment management agreement.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 0 2	1 U P X	C O Y

001CD40001	00JSUA

Proxy - BlackRock Virginia Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on September 29, 2006 at the Special Meeting of Shareholders of the Trust to be held on November 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.